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                          EXHIBIT 10.56


























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                         AMENDMENT NO. 2
                               TO
                      AMENDED AND RESTATED
                        CREDIT AGREEMENT

          This Amendment No. 2 to Amended and Restated Credit
Agreement (this "Amendment"), made as of the     day of         ,
1995, between RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.), and Ohio corporation (herein the "Borrower"), the Banks (as hereinafter defined) and SOCIETY NATIONAL BANK, as agent for the Banks (in such capacity, the "Agent"),

                           WITNESSETH:

          WHEREAS, the Borrower has been extended certain financial accommodations pursuant to that certain Amended and Restated Credit Agreement, dated as of May 27, 1993 (as amended pursuant to Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 16, 1994, the "Credit Agreement"), among the Borrower, the financial institutions which are a party thereto (the "Banks") and the Agent; and

          WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement as set forth herein to increase the aggregate Total Commitments of the Banks to Sixteen Million Dollars ($16,000,000);

          WHEREAS, the Banks which are the signatories hereto constitute all of the Banks for the purposes of amending the Credit Agreement pursuant to Section 8.21 thereof;

          NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent do hereby agree as follows:

                   SECTION 1.  DEFINED TERMS.

          Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit
Agreement.

         SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

          The Borrower, the Banks and the Agent hereby agree that the Credit Agreement shall be amended, effective as of the date hereof and subject to the terms and conditions hereof, as follows:

          2.1 Amendment to Section 2.01. The introductory paragraph of Section 2.01 shall be amended in its entirety and the following substituted in lieu thereof to read as follows:
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               SECTION 2.01.  The Loans and the Letters of Credit.
          Each Bank severally agrees, up to the amount of its Revolving Credit Commitment, from time to time, to make certain financial accommodations available to the Borrower, up to the amount of such Bank's Total Commitment, in the aggregate principal amount of Sixteen Million Dollars ($16,000,000). The credit advances shall be comprised of advances on a revolving credit basis in the initial aggregate principal amount not to exceed Sixteen Million Dollars ($16,000,000), as such amount may be reduced from time to time in accordance with the terms of this Agreement, of which up to One Million Dollars ($1,000,000) may be made available for letters of credit.

          2.2  Amendment to Section 2.06(b)(ii)(A).  Section
2.06(b)(ii)(A) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     (A) For the period commencing on October 1, 1994 and ending on the earlier of the occurrence of an Event of Default or September 30, 1995, the Loans shall bear interest as follows: if the Cumulative Consolidated Net Operating Cash Flow as of the 1994 Determination Date shall be greater than Forty-Three Million Two Hundred Twenty-Eight Thousand Dollars ($43,228,000), at a rate per annum equal to the Prime Rate plus one quarter of one percent (1/4%).

          2.3  Amendment to Section 2.06(b)(ii)(B).  Section
2.06(b)(ii)(B) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     (B) For the period commencing on October 1, 1995 and ending upon the occurrence of an Event of Default, the Loans shall bear interest as follows: (a) if the Cumulative Consolidated Net Operating Cash Flow as of the 1995 Determination Date shall be greater than Seventy-Four Million Six Hundred Fifty-Nine Thousand Dollars ($74,659,000) but less than or equal to Ninety-Six Million Seven Hundred Eighty-Seven Thousand Dollars ($96,787,000), at a rate per annum equal to the Prime Rate plus one quarter of one percent (1/4%) or (b) if the Cumulative Consolidated Net Operating Cash Flow as of the 1995 Determination Date shall be greater than Ninety-Six Million Seven Hundred Eighty-Seven Thousand Dollars ($96,787,000), at a rate per annum equal to the Prime Rate.

          2.4 Amendment to Section 5.03(i). Section 5.03(i) shall be deleted in its entirety and the following shall be substituted in lieu thereof:
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          (i)  as soon as available and in any event within thirty
     (30) days after the end of each Fiscal Period (including the last Fiscal Period of any Fiscal Year) statements of income in form and substance as the Agent may reasonably request, all prepared in accordance with generally accepted accounting principles.

          2.5 Amendment to Section 8.25. Section 8.25 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          SECTION 8.25 Commitments.  The Revolving Credit
     Commitment and the Total Commitment of each Bank shall be as set forth below:

      BANK          REVOLVLING        BANK'S
                      CREDIT          TOTAL
                    COMMITMENT      COMMITMENT
Society National     $6,400,000       $6,400,000
Bank

National City        $3,728,000       $3,728,000
Bank

PNC Bank,            $2,672,000       $2,672,000
National
Association

NBD Bank, N.A.       $1,600,000       $1,600,000

Star Bank, N.A.      $1,600,000       $1,600,000

Total of
Commitments         $16,000,000      $16,000,000

          SECTION 3. REPRESENTATIONS AND WARRANTIES.

          The Borrower hereby represents and warrants to the Banks and the Agent as follows:

          3.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.
                               -3-
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          3.2 Credit Agreement.  The Credit Agreement, as amended
by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Borrower hereby ratifies and confirms the Credit Agreement, as amended by this Amendment.

          3.3 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Banks or the Agent under the Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement as amended by this Amendment.

          3.4 Reference to and Effect on the Credit Agreement. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

        SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS
                    OF THIS AMENDMENT NO. 2.

          In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

          4.1 The Amendment. The Banks and the Agent shall have received this Amendment No. 2 to Amended and Restated Credit
Agreement, executed and delivered by a duly authorized officer of the Borrower.

          4.2 Amendment No. 2 to Riser Guaranty. The Banks and the Agent shall have received Amendment No. 2 to Amended and Restated Guaranty Agreement, executed and delivered by a duly authorized officer of Riser Foods, Inc., and all of the conditions precedent to such Amendment shall have been satisfied.

          4.3 Acknowledgement of Guarantors. The Banks and the Agent shall have received the Acknowledgement of Guarantors attached to this Amendment, executed and delivered by a duly authorized officer of each of the Guarantors of the indebtedness of the Borrower to the Banks and the Agent.
                               -4-
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          4.4  Borrower's Certificate.  The Banks and the Agent
shall have received a certificate, in form and substance satisfactory to the Agent, executed for an on behalf of the Borrower by the Chief Executive Officer and the Secretary of the Borrower and dated as of the date of this Amendment, certifying (i) the Director's Resolutions of the Borrower, authorizing this Amendment, and each document or other instrument executed in connection with the Amendment, (ii) the names and signatures of the officers of the Borrower, and (iii) compliance by the Borrower with all representations, warranties, covenants and conditions under the Credit Agreement, as amended by this Amendment.

          4.5 Other Documents. The Banks and the Agent shall have received each additional document, instrument or piece of information reasonably requested by the Agent, including, without limitation, any financing statements as may be necessary to continue the perfection of the security interests created by the Security Agreements.

                    SECTION 5. MISCELLANEOUS.

          5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

          5.2 Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

          5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.
                               -5-
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          IN WITNESS WHEREOF, the Borrower has caused this
Amendment No. 2 to Amended and Restated Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                              RINI-REGO SUPERMARKETS, INC.
                              (formerly known as Fisher Foods,
                              Inc.)



                              By:
                              Title:


ACCEPTED AND AGREED as of
this      day of       , 1995

SOCIETY NATIONAL BANK,        PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent        as a Bank



By:                           By:
Title:                        Title:

NATIONAL CITY BANK,           STAR BANK, N.A. as a Bank
as a Bank



by:                           By:
Title:                        Title:


NBD BANK, N.A., as a Bank


By:
Title:










                               -6-
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                  ACKNOWLEDGEMENT OF GUARANTORS

          Each of the undersigned, RISER FOODS, INC., SEAWAY FOOD SERVICE, INC. (formerly known as American Seaway Foods, Inc.) FISHER PROPERTIES, INC., and AMERICAN SEAWAY FOODS, INC. (formerly known as Heritage Wholesalers, Inc.), each of which being a guarantor of indebtedness of the Borrower to the Banks and the Agent, hereby acknowledges and agrees to the terms of the foregoing Amendment No. 2 to Amended and Restated Credit Agreement. Each of the undersigned represents and warrants to the Banks and the Agent that the respective Amended and Restated Guaranty Agreements (as amended), executed and delivered by each of the undersigned, each dated as of May 27, 1993, remain the valid and binding obligations of each of the undersigned, respectively, enforceable against it in accordance with their terms.

                              RISER FOODS, INC.



                              By:
                              Title:


                              SEAWAY FOOD SERVICE, INC. (formerly
                              known as American Seaway Foods, Inc.)



                              By:
                              Title:


                              AMERICAN SEAWAY FOODS, INC. (formerly
                              known as Heritage Wholesalers, Inc.)



                              By:
                              Title:


                              FISHER PROPERTIES, INC.



                              By:
                              Title:


Executed:             , 1995
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